Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
($ in Thousands)

	As of 03/26		As of 06/26		As of 09/26
Allowance for Credit Losses (ACL) - Total	$224,450		$233,831		$214,594
ACL - Loans	201,950		214,831		199,594
ACL - Unfunded Commitments	22,500		19,000		15,000
Total ACL as a % of Gross Loans	1.05%		1.08%		1.04%

Active Loan Types	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD	09/26 QTR	09/26 YTD
Originations & Advances
Multi-Family	$114,375	$246,180	$126,087	$372,267	$92,724	$464,991
Commercial Real Estate	229,982	353,421	144,484	497,905	269,283	767,188
Commercial & Industrial	564,961	1,067,095	740,817	1,807,912	596,685	2,404,597
Construction	533,444	809,813	406,686	1,216,499	320,555	1,537,053
Land - Acquisition & Development	37,748	56,398	38,505	94,903	44,786	139,689
Consumer	41,550	82,295	43,280	125,575	36,151	161,726
	$1,522,060	$2,615,202	$1,499,859	$4,115,061	$1,360,184	$5,475,244
Repayments & Payoffs
Multi-Family	$144,320	$314,210	$201,518	$515,728	$241,112	$756,840
Commercial Real Estate	132,833	324,429	209,236	533,665	128,180	661,845
Commercial & Industrial	297,043	668,831	423,451	1,092,282	438,761	1,531,043
Construction	230,260	450,322	144,673	594,995	141,670	736,665
Land - Acquisition & Development	18,473	38,454	16,281	54,735	9,963	64,698
Consumer	36,475	85,565	40,813	126,378	46,438	172,816
	$859,404	$1,881,811	$1,035,972	$2,917,783	$1,006,124	$3,923,907
Inactive Loan Types
Originations & Advances
Single-Family Residential	30	30	4	34	—	34
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	20,566	45,973	22,610	68,583	23,698	92,281
	$20,596	$46,003	$22,614	$68,617	$23,698	$92,315
Repayments & Payoffs
Single-Family Residential	232,157	502,294	256,011	758,305	210,899	969,204
Construction - Custom	8,628	21,427	7,859	29,286	8,112	37,398
Land - Consumer Lot Loans	5,702	11,956	4,821	16,777	3,846	20,623
HELOC	29,496	61,534	30,202	91,736	26,218	117,954
	$275,983	$597,211	$298,893	$896,104	$249,075	$1,145,179

Purchased Loans	$0	$9,926	$0	$9,926	$0	$9,926

Weighted Average Rate on Originations	6.22%		6.31%		6.58%
Weighted Average Rate on Payoffs	6.12%		6.06%		5.96%

Net Loan Fee Accretion	$4,104	$7,371	$4,584	$11,955	$5,265	$17,220
Net Discount Accretion on Acquired Loans	$5,764	$11,865	$7,166	$19,031	$6,327	$25,358

WaFd Fact Sheet Q4 2026	1

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
($ in Thousands)

	As of 03/26		As of 06/26		As of 09/26
Loans Receivable by Category[1]	Amount	%	Amount	%	Amount	%
Multi-Family	$4,750,092	22.2%	$4,721,719	21.8%	$4,147,922	20.1%
Commercial Real Estate	3,670,285	17.2	3,642,259	16.8	3,791,832	18.3
Commercial & Industrial	2,798,568	13.1	3,110,005	14.4	3,176,017	15.4
Construction	1,955,180	9.1	2,144,343	9.9	2,295,087	11.1
Land - Acquisition & Development	197,044	0.9	219,267	1.0	254,090	1.2
Consumer	54,649	0.3	54,245	0.3	47,832	0.2
Total Active	13,425,818	62.6	13,891,838	64.2	13,712,780	66.3
Single-Family Residential	7,618,273	35.5	7,389,117	34.2	6,638,326	32.1
Construction - Custom	69,520	0.3	35,260	0.2	24,764	0.1
Land - Consumer Lot Loans	77,275	0.4	72,451	0.3	68,607	0.3
HELOC	252,319	1.3	244,726	1.1	242,206	1.2
Total Inactive	8,017,387	37.4	7,741,554	35.8	6,973,903	33.7
	21,443,205	100%	21,633,392	100%	20,686,683	100%
Less:
Loans in Process	1,063,129		1,186,436		1,217,726
Net Deferred Fees, Costs and Discounts	211,143		214,249		228,100
Loans at Amortized Cost	20,168,933		20,232,707		19,240,857

Less:
Allowance for Credit Losses (ACL) - Loans	201,950		214,831		199,594
Net Loans	$19,966,983		$20,017,876		$19,041,263

Net Loan Portfolio by Category[1]	Amount	%	Amount	%	Amount	%
Multi-Family	$4,646,676	23.4%	$4,620,256	23.1%	$4,076,365	21.4%
Commercial Real Estate	3,611,179	18.1	3,585,271	17.9	3,735,976	19.6
Commercial & Industrial	2,722,472	13.6	3,016,298	15.1	3,090,148	16.2
Construction	940,245	4.7	997,813	5.0	1,100,512	5.8
Land - Acquisition & Development	160,874	0.8	176,772	0.9	216,080	1.1
Consumer	51,876	0.3	51,422	0.3	45,373	0.2
Total Active	12,133,322	60.8	12,447,832	62.2	12,264,454	64.4
Single-Family Residential	7,467,652	37.4	7,238,660	36.2	6,455,588	33.9
Construction - Custom	38,565	0.2	16,289	0.1	12,494	0.1
Land - Consumer Lot Loans	74,942	0.3	70,275	0.3	66,545	0.3
HELOC	252,502	1.3	244,820	1.2	242,182	1.3
Total Inactive	7,833,661	39.2	7,570,044	37.8	6,776,809	35.6
	$19,966,983	100%	$20,017,876	100%	$19,041,263	100%

Loan Contractual Term to Maturity or Repricing[1,2]	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$7,186,683	6.57%	$7,963,909	6.52%	$8,260,305	6.44%
From 4 to 6 months	697,759	5.07	470,224	3.80	517,535	5.32
From 7 to 9 months	479,410	4.01	512,905	4.48	390,954	4.50
From 10 to 12 months	500,864	4.51	693,753	4.31	434,287	4.90
1 to 3 years	2,290,380	4.60	1,739,306	4.83	1,574,131	4.93
3 to 5 years	1,735,993	5.21	1,810,329	5.26	1,777,885	5.33
More than 5 years	7,277,844	4.18	7,042,281	4.20	6,285,759	4.20
Total	$20,168,933	5.20%	$20,232,707	5.27%	$19,240,856	5.38%
[1]Disclosures are specific to loans held for investment and exclude loans held for sale [2]Includes the effect of derivatives.

WaFd Fact Sheet Q4 2026	2

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
($ in Thousands)

	As of 03/26		As of 06/26		As of 09/26
Loans by State[1]	Amount	%	Amount	%	Amount	%
Washington	$5,514,736	27.3%	$5,538,787	27.4%	$5,381,173	28.0%
Idaho	897,510	4.4	940,568	4.6	962,964	5.0
Oregon	2,310,279	11.5	2,316,967	11.5	2,330,260	12.1
Utah	1,810,775	9.0	1,858,178	9.2	1,857,247	9.7
Nevada	794,031	3.9	800,934	4.0	785,594	4.1
Texas	2,472,011	12.3	2,396,012	11.8	2,394,003	12.4
Arizona	2,266,443	11.2	2,150,510	10.6	2,110,259	11.0
New Mexico	804,986	4.0	803,561	4.0	796,582	4.1
California	2,753,103	13.7	2,762,531	13.7	1,962,551	10.2
Other	545,059	2.7	664,659	3.3	660,223	3.4
Total	$20,168,933	100%	$20,232,707	100%	$19,240,856	100%

Non-Performing Assets[1]	Amount	%	Amount	%	Amount	%
Non-accrual loans:
Multi-Family	$34,385	27.7%	$34,249	26.9%	$38,095	50.3%
Commercial Real Estate	4,682	3.8	3,114	2.4	3,053	4.0
Commercial & Industrial	54,728	44.2	65,741	51.5	11,509	15.2
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	28,188	22.8	22,445	17.6	21,720	28.6
Construction - Custom	760	0.6	892	0.7	—	—
Land - Consumer Lot Loans	325	0.3	239	0.2	239	0.3
HELOC	593	0.5	627	0.5	1,154	1.5
Consumer	198	0.2	262	0.2	186	0.2
Total non-accrual loans	123,859	100%	127,569	100%	75,956	100%
Real Estate Owned	8,125		8,179		10,202
Other Property Owned	—		—		—
Total non-performing assets	$131,984		$135,748		$86,158

Non-accrual loans as % of total net loans	0.62%		0.64%		0.40%
Non-performing assets as % of total assets	0.48%		0.49%		0.32%

Net Charge-offs (Recoveries) by Category	3/26 QTR	CO % (a)	6/26 QTR	CO % (a)	9/26 QTR	CO % (a)
Multi-Family	$81	0.01%	$—	—%	$722	0.07%
Commercial Real Estate	(7)	—	272	0.03	(8)	—
Commercial & Industrial	124	0.02	600	0.08	36,478	4.59
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(7)	(0.01)	(6)	(0.01)	(5)	(0.01)
Single-Family Residential	25	—	(11)	—	8	—
Construction - Custom	(2)	(0.01)	(2)	(0.02)	(2)	(0.03)
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	(1)	—	(1)	—	(1)	—
Consumer	376	2.75	767	5.66	2,045	17.10
Total net charge-offs (recoveries)	$589	0.01%	$1,619	0.03%	$39,237	0.76%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance
1 Loan disclosures are specific to loans held for investment and exclude loans held for sale

WaFd Fact Sheet Q4 2026	3

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results

WaFd, Inc.
Fact Sheet
September 30, 2026
($ in Thousands)

	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD	09/26 QTR	09/26 YTD
Efficiency
Operating Expenses/Average Assets	1.61%	1.59%	1.60%	1.59%	1.76%	1.64%
Efficiency Ratio (%)	55.66%	55.45%	53.69%	54.84%	55.12%	54.92%
Amortization of Intangibles	$1,974	$4,032	$1,841	$5,873	$1,712	$7,585

EOP Numbers
Shares Issued and Outstanding	73,855,919		73,954,133		74,016,318

Share repurchase information
Remaining shares authorized for repurchase	7,992,669		7,992,669		7,992,669
Shares repurchased	2,738,096	4,688,109	8,806	4,696,915	6,929	4,703,844
Average share repurchase price	$31.85	$30.98	$36.20	$30.99	$37.60	$31.00

Tangible Common Shareholders' Book Value	As of 03/26	As of 06/26	As of 09/26
$ Amount	$2,235,772	$2,278,899	$2,258,511
Per Share	30.27	30.82	30.51

# of Employees	2,070	2,055	2,014

Investments
Available-for-sale:
Agency MBS	$3,478,537	$3,377,403	$3,267,135
Other	873,721	812,860	781,270
	$4,352,258	$4,190,263	$4,048,405
Held-to-maturity:
Agency MBS	$745,727	$858,261	$886,881
	$745,727	$858,261	$886,881

	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD	09/26 QTR	09/26 YTD
MBS Repayments	$107,198	$224,480	$124,611	$349,091	$106,433	$455,524
MBS Net Premium Amortization	$4,076	$7,352	$4,569	$11,921	$4,329	$16,250

WaFd Fact Sheet Q4 2026	4

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
($ in Thousands)

	As of 03/26			As of 06/26			As of 09/26
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,504,298	40.3%	73	$8,511,128	40.7%	74	$8,831,835	41.4%	74
Idaho	926,134	4.4	21	920,533	4.4	21	936,242	4.4	21
Oregon	2,827,773	13.4	36	2,723,445	13.0	36	2,658,696	12.5	36
Utah	558,689	2.6	9	544,563	2.6	9	537,020	2.5	9
Nevada	544,906	2.6	8	560,858	2.7	8	592,660	2.8	8
Texas	961,614	4.5	5	941,031	4.4	6	941,718	4.4	6
Arizona	1,671,233	7.9	28	1,647,667	7.9	28	1,647,285	7.7	28
New Mexico	1,799,259	8.5	18	1,844,266	8.8	18	2,007,166	9.4	18
California	3,330,245	15.8	10	3,238,584	15.5	10	3,168,345	14.9	10
Total	$21,124,151	100%	208	$20,932,075	100%	210	$21,320,967	100%	210

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,577,976	12.2%		$2,646,615	12.6%		$2,685,732	12.5%
Interest Checking	5,151,103	24.4		4,991,715	23.9		5,022,143	23.6
Savings	726,630	3.5		712,829	3.4		740,799	3.5
Money Market	4,291,212	20.3		4,394,632	21.0		4,427,175	20.8
Time Deposits	8,377,230	39.6		8,186,284	39.1		8,445,118	39.6
Total	$21,124,151	100%		$20,932,075	100%		$21,320,967	100%

Deposits Uninsured & Non-collateralized - EOP	$5,333,317	25.2%		$5,326,972	25.4%		$5,483,559	25.7%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$4,207,471	3.68%		$2,240,734	3.44%		$3,182,588	3.52%
From 4 to 6 months	2,025,605	3.41%		3,133,271	3.52%		2,474,530	3.70%
From 7 to 9 months	1,224,586	3.42%		1,289,517	3.61%		1,199,081	3.56%
From 10 to 12 months	536,210	3.19%		885,477	3.38%		1,231,201	3.85%
1 to 3 years	373,016	2.95%		627,076	3.49%		348,568	3.38%
3 to 5 years	10,342	0.32%		10,209	0.31%		9,150	0.31%

Borrowings (Effective Maturity)[1]	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,425,000	3.85%		$1,645,000	3.86%		$1,125,000	4.01%
From 4 to 6 months	118,879	4.52%		249,798	4.15%		—	—%
From 7 to 9 months	150,000	3.81%		—	—%		—	—%
From 10 to 12 months	—	—%		—	—%		—	—%
1 to 3 years	225,000	3.51%		225,000	3.58%		225,000	3.67%
3 to 5 years	993,562	1.09%		993,561	1.17%		993,400	1.30%
More than 5 years	202,107	4.48%		202,338	4.52%		202,572	4.53%
[1]Includes junior subordinated debentures

	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD	09/26 QTR	09/26 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$(1,137)	$(2,299)	$(1,149)	$(3,448)	$(422)	$(3,870)

WaFd Fact Sheet Q4 2026	5

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
($ in Thousands)

Interest Rate Risk(b)	As of 03/26	As of 06/26	As of 09/26
NPV post up 100 bps shock	10.6%	11.0%	10.7%
NPV post down 100 bps shock	12.6%	12.8%	12.4%
Change in NII after up 100 bps shock	(0.1%)	0.9%	4.0%
Change in NII after down 100 bps shock	6.2%	5.4%	1.9%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
3/31/2025	8.1%	9.1%
6/30/2025	9.0%	12.5%
9/30/2025	7.5%	13.7%
12/31/2025	9.6%	13.3%
3/31/2026	8.1%	12.9%
6/30/2026	9.5%	11.3%
9/30/2026	7.6%	9.7%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

		Balance		Cumulative Maturity/Repricing Through[1]:
September 30, 2026		Fixed	Variable	3 Months		6 Months		12 Months		24 Months
Assets
Cash	$749,696	—%	100%	$749,696	100%	$749,696	100%	$749,696	100%	$749,696	100%
Investments	4,935,286	51%	49%	1,935,311	39%	2,007,732	41%	2,023,048	41%	2,029,555	41%
Loans	19,240,856	50%	50%	8,371,946	44%	8,952,728	47%	9,771,498	51%	10,264,074	53%
	$24,925,838			$11,056,953	44%	$11,710,156	47%	$12,544,242	50%	$13,043,325	52%
Liabilities
Deposits	$21,320,967	40%	60%	$16,058,437	75%	$18,532,967	87%	$20,963,249	98%	$20,963,249	98%
Borrowings	2,545,972	98%	2%	1,177,572	46%	1,177,572	46%	1,177,572	46%	1,402,572	55%
	$23,866,939			$17,236,009	72%	$19,710,539	83%	$22,140,821	93%	$22,365,821	94%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q4 2026	6

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2026			June 30, 2026			September 30, 2026
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$19,916,014	$262,148	5.34%	$20,067,639	$267,243	5.34%	$20,022,304	$270,935	5.37%
Mortgage-backed securities	4,163,644	44,341	4.32	4,261,449	46,569	4.38	4,204,517	47,463	4.48
Cash & investments	1,410,981	15,711	4.52	1,379,508	15,147	4.40	1,329,914	13,953	4.16
FHLB Stock	135,738	2,534	7.57	163,777	3,166	7.75	146,142	4,142	11.24

Total interest-earning assets	25,626,377	324,734	5.14%	25,872,373	332,125	5.15%	25,702,877	336,493	5.19%
Other assets	1,724,237			1,739,779			1,853,083
Total assets	$27,350,614			$27,612,152			$27,555,960

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,515,826	125,999	2.76%	$18,218,857	123,079	2.71%	$18,408,770	129,921	2.80%
Borrowings	2,877,764	21,165	2.98	3,502,129	27,709	3.17	3,078,373	24,219	3.12

Total interest-bearing liabilities	21,393,590	147,164	2.79%	21,720,986	150,788	2.78%	21,487,143	154,140	2.85%
Noninterest-bearing customer accounts	2,603,558			2,604,805			2,726,509
Other liabilities	319,343			277,991			311,746
Total liabilities	24,316,491			24,603,782			24,525,398
Shareholders’ equity	3,034,123			3,008,370			3,030,562
Total liabilities and equity	$27,350,614			$27,612,152			$27,555,960

Net interest income/interest rate spread		$177,570	2.35%		$181,337	2.36%		$182,353	2.35%

Net interest margin(1)			2.81%			2.81%			2.81%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q4 2026	7

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026

Average Balance Sheet
($ in Thousands)

	Year Ended
	September 30, 2025			September 30, 2026
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,651,307	$1,119,937	5.42%	$19,981,452	$1,064,533	5.33%
Mortgage-backed securities	2,514,511	103,071	4.10	4,068,760	177,275	4.36
Cash & investments	2,065,658	106,400	5.15	1,390,888	62,100	4.46
FHLB Stock	106,338	10,041	9.44	137,385	11,940	8.69

Total interest-earning assets	25,337,814	1,339,449	5.29%	25,578,485	1,315,848	5.14%
Other assets	1,718,680			1,763,513
Total assets	$27,056,494			$27,341,998

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	18,735,390	604,707	3.23%	$18,455,191	515,213	2.79%
Borrowings	2,423,244	80,507	3.32	2,906,790	88,263	3.04

Total interest-bearing liabilities	21,158,634	685,214	3.24%	21,361,981	603,476	2.83%
Noninterest-bearing customer accounts	2,518,248			2,643,067
Other liabilities	352,673			310,193
Total liabilities	24,029,555			24,315,241
Shareholders’ equity	3,026,939			3,026,757
Total liabilities and equity	$27,056,494			$27,341,998

Net interest income/interest rate spread		$654,235	2.05%		$712,372	2.32%

Net interest margin(1)			2.58%			2.79%
(1)Net interest income divided by average interest-earning assets

WaFd Fact Sheet Q4 2026	8

Exhibit 99.2 WaFd Inc. Announces Fourth Quarter 2026 Results
WaFd, Inc.
Fact Sheet
September 30, 2026
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans(1)	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #	$ Delinquent	% Based on $
September 30, 2026
Multi-Family	1,797	2,280	$4,097,872	1	2	14	17	0.95%	$33,063	0.81%
Commercial Real Estate	952	3,966	3,775,747	2	2	—	4	0.42	3,711	0.10
Commercial & Industrial	7,054	449	3,166,280	11	20	18	49	0.69	21,563	0.68
Construction	348	3,219	1,120,268	—	—	—	—	—	—	—
Land - Acquisition & Development	99	2,287	226,415	—	—	—	—	—	—	—
Single-Family Residential	18,728	346	6,480,733	37	17	60	114	0.61	33,899	0.52
Construction - Custom	9	1,399	12,591	—	—	—	—	—	—	—
Land - Consumer Lot Loans	724	94	68,162	1	2	3	6	0.83	541	0.79
HELOC	3,051	80	244,918	11	6	8	25	0.82	2,612	1.07
Consumer	4,439	11	47,870	27	56	38	121	2.73	665	1.39
	37,201	517	$19,240,856	90	105	141	336	0.90%	$96,054	0.50%

June 30, 2026
Multi-Family	1,828	2,542	$4,645,902	—	3	12	15	0.82%	$35,928	0.77%
Commercial Real Estate	1,193	3,039	3,626,043	2	2	—	4	0.34	10,032	0.28
Commercial & Industrial	6,265	495	3,101,192	5	11	24	40	0.64	63,938	2.06
Construction	350	2,903	1,015,908	—	—	—	—	—	—	—
Land - Acquisition & Development	88	2,105	185,232	—	—	—	—	—	—	—
Single-Family Residential	19,601	371	7,268,163	41	15	66	122	0.62	37,399	0.51
Construction - Custom	17	966	16,417	—	—	2	2	11.76	892	5.43
Land - Consumer Lot Loans	755	95	71,982	1	1	4	6	0.79	596	0.83
HELOC	3,810	65	247,584	13	5	6	24	0.63	2,593	1.05
Consumer	5,298	10	54,284	30	19	52	101	1.91	573	1.06
	39,205	516	$20,232,707	92	56	166	314	0.80%	$151,951	0.75%

March 31, 2026
Multi-Family	1,850	2,526	$4,672,599	14	1	10	25	1.35%	$48,153	1.03%
Commercial Real Estate	1,224	2,984	3,652,683	3	—	2	5	0.41	2,692	0.07
Commercial & Industrial	6,237	448	2,791,133	58	14	15	87	1.39	62,239	2.23
Construction	355	2,696	956,957	—	—	—	—	—	—	—
Land - Acquisition & Development	83	2,031	168,566	—	—	—	—	—	—	—
Single-Family Residential	20,019	375	7,501,331	41	11	79	131	0.65	39,929	0.53
Construction - Custom	48	810	38,867	1	—	1	2	4.17	892	2.30
Land - Consumer Lot Loans	787	98	76,763	—	—	5	5	0.64	325	0.42
HELOC	3,951	65	255,352	12	4	7	23	0.58	1,895	0.74
Consumer	5,309	10	54,682	32	25	41	98	1.85	590	1.08
	39,863	506	$20,168,933	161	55	160	376	0.94%	$156,715	0.78%
(1) Loan disclosures are specific to loans held for investment and exclude loans held for sale

WaFd Fact Sheet Q4 2026	9